SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                    September 24, 2003 (September 19, 2003)





              AMERICAN INSURED MORTGAGE INVESTORS L.P. - SERIES 86
             (Exact name of registrant as specified in its charter)

          Delaware                      1-12704                  13-2943272
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on September 19, 2003 announcing the September distribution to the Partnership's unitholders and a press release issued by the General Partner on September 22, 2003 announcing the ex-dividend date. The above referenced press releases are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated September 19, 2003

     Exhibit 99.2 - Press Release dated September 22, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS L.P.- SERIES 86

                                                    By: CRIIMI, Inc.
                                                        General Partner




Dated: September 24, 2003                           By:/s/ Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated September 19, 2003

*    99.2 Press Release dated September 22, 2003

*    Filed herewith.